Exhibit 10.10

Schedule I
Ownership of Shares

Name and Address of Stockholder	Number of Common Shares	Number of Preferred Shares
HOF 2 LLC 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	14,138,818	1,226,052
Adesi 234 LLC 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	2,881,899	112,597
HOVS LLC 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	17,136,369	54,886
HandsOn Fund 4 I LLC c/o HandsOn 3, LLC 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	0	0
HOV Capital III LLC 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	0	0
HOV Services Ltd 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	0	0
Ex-Sigma 2 LLC 2701 E. Grauwyler Road Irving, Texas 75061	0	0
Ex-Sigma LLC 2701 E. Grauwyler Road Irving, Texas 75061	0	0
HandsOn Global Management LLC 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	509,964	19,362
Par Chadha 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	78,244	0
HandsOn 3, LLC 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	46,500	0
SoNino LLC 8550 West Desert Inn Road, Suite 102-452 Las Vegas, Nevada 89117	3,194,628	114,770

Jim Reynolds 29 Warner Rd Grosse Pointe Farms, MI 48236	52,836	0
SunRaj LLC 4260 Pilon Point San Diego, CA 92130	2,189,916	28,760
Pidgin Associates LLC 12707 Heritage Glen Ct. San Diego, CA 92130	3,163,052	118,578
Delos Investment Fund, L.P. c/o Delos Capital Management, LP 120 5th Ave, Third Floor New York, NY 10011	14,869,360	502,356
Ronald Cogburn 712 Bandit Trail Keller, TX 76248	359,295	10,494
Beigam Trust 8550 West Desert Inn Road, Suite 102-452 Las Vegas, NV 89117	2,937,626	109,774
Rifles Trust 8550 West Desert Inn Road, Suite 102-452 Las Vegas, NV 89117	1,548,661	55,438
Andrej Jonovic 8550 West Desert Inn Road, Suite 102-452 Las Vegas, NV 89117	467,165	14,350
Shadow Pond LLC 8550 West Desert Inn Road, Suite 102-452 Las Vegas, NV 89117	1,508,963	58,848
Vik Negi 173 Fieldwood Irving Irving, CA 92618	44,747	0
Matt Brown 1534 Valley Dr Topanga, CA 90290	140,388	4,284

Srinivasan Murali c/o SourceHOV 1250 W 14 Mile Troy, MI 48083	116,812	2,637
Vitalie Robu 36 Jedburgh Street London, SW11 5QB	249,381	0
Kanwar Chadha 8550 West Desert Inn Road, Suite 102-452 Las Vegas, NV 89117	367,633	3,659
Surinder Rametra 8550 West Desert Inn Road, Suite 102-452 Las Vegas, NV 89117	3,065,754	119,885
Suresh Yannamami 4805 Lake Forest Dr. Dallas, TX 75254	512,086	17,836
Stern Capital Partners LLC 27 Riesling Court Commack, NY 11725	1,329,058	52,146
Sanjay Kulkarni 201 Ocean Avenue, 1705P Santa Monica, CA 90402	61,904	1,258
Mark Fairchild 505 E Bethel School Rd. Coppell, TX 75019	47,384	768
Shrikant Sortur 42579 Beechwood Dr Sterling Heights, MI 48314	46,706	393
Anubhav Verma 7970 Chase Ave Los Angeles, CA 90045	9,021	349
Edward J. Stephenson 3990 Pillar Rd. Whitmore Lake, MI 48189	8,571	332

Eokesh Natarajan 3365 Ellenboro Dr, Troy, MI 48083	6,315	244
Matt Reynolds 679 Rivard Blvd Grosse Pointe, MI 48230	6,090	236
Carlos Mallen 1307 WineCreek Ct Allen, TX 75002	5,413	210
Mark Olschanski 8530 Stonegate Dr. Northville, MI 48168	4,511	175